UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2008

WIND RIVER SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33061	94-2873391
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Wind River Way, Alameda, California 94501

(Address of principal executive offices, including zip code)

(510) 748-4100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement

On August 26, 2008, Wind River Systems, Inc. (“Wind River”) entered into a Share Purchase Agreement (the “Share Purchase Agreement”) with MIZI Research, Inc., a Korean company (“MIZI”), and certain shareholders of MIZI pursuant to which Wind River has agreed to acquire substantially all of the outstanding shares of MIZI. Under the terms of the Share Purchase Agreement, Wind River will pay up to $16 million in cash to acquire substantially all of the outstanding shares of MIZI. The completion of the acquisition is subject to customary closing conditions and is expected to occur in Wind River’s third fiscal quarter ending October 31, 2008.

On August 28, 2008, Wind River issued a press release announcing the execution of the Share Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 2.02	Results of Operations and Financial Condition

On August 28, 2008, Wind River issued a press release announcing its financial results for the three and six months ended July 31, 2008. The press release did not include certain other financial information that will be filed with the Securities and Exchange Commission as part of Wind River’s Quarterly Report on Form 10-Q for the period ended July 31, 2008. A copy of the press release relating to such announcement, dated August 28, 2008, is furnished as Exhibit 99.2 to this Report and is incorporated herein by reference in its entirety.

The information contained in this Item 2.02 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing of Wind River under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release announcing the signing of an agreement to acquire MIZI Research, Inc., dated August 28, 2008

99.2	Press Release announcing Wind River’s financial results for the three and six months ended July 31, 2008, dated August 28, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIND RIVER SYSTEMS, INC.

Dated: August 28, 2008	By:	/s/ Ian R. Halifax
Ian R. Halifax Senior Vice President of Finance and Administration, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release announcing the signing of an agreement to acquire MIZI Research, Inc., dated August 28, 2008

99.2	Press Release announcing Wind River’s financial results for the three and six months ended July 31, 2008, dated August 28, 2008